Defender Risk Adaptive 500 ETF (SPDF) Listed on Cboe BZX Exchange, Inc. Summary Prospectus April 7, 2026 www.tamariskcapital.com
Before you invest, you may want to review the Fund’s Statutory Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Statutory Prospectus and SAI dated April 7, 2026, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, SAI, reports to shareholders and other information about the Fund online at www.tamariskcapital.com. You can also get this information at no cost by calling the Fund toll-free at 1-800-617-0004 or by sending an email request to ETF@usbank.com.
Investment Objective
Defender Risk Adaptive 500 ETF (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.65%
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	0.00%
Acquired Fund Fees and Expenses(1)	0.04%
Total Annual Fund Operating Expenses	0.69%
(1) Based on estimated amounts for the current fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not include the brokerage commissions that investors may pay on their purchases and sales of Fund shares. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years
$70	$221
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected above in annual fund operating expenses or in the expense example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in U.S. large cap equities, primarily through ETFs that provide exposure to the broad U.S. large-cap equity market, with an actively managed risk overlay. The risk overlay involves a proprietary technical analysis model that is employed by Tamarisk Capital Management LLC (“Tamarisk”), a sub-advisor to the Fund, as a means for determining the optimal market exposure at a given point in time. The technical analysis model considers a number of quantitative measures of market breadth to determine market risk. This may include, but is not limited to, New York Stock Exchange (NYSE) all-issues advance-decline line, NYSE common stocks only advance-decline line, the percentage of NYSE securities above their 200-, 150-, and 50-day moving averages, the percentage of NYSE securities at 52-week price highs and lows. The NYSE all-issue advance-decline line is a key indicator used to assess market breadth and sentiment. It is calculated by subtracting the number of declining issues from the number of advancing issues that trade at the NYSE and adding this to the previous day's total. The NYSE common stocks only advance-decline line is a key indicator used to assess market breadth and sentiment. It is calculated by subtracting the number of declining common stocks from the number of advancing common stocks that trade at the NYSE and adding this to the previous day's total. Unlike the all-issue advance- decline line, the common stocks only looks at operating company issues, not preferred stocks, closed end funds and other issues that trade on the NYSE.

The portfolio manager(s) will increase the Fund’s exposure to equities when the model indicates favorable equity market environments. The portfolio managers will decrease the Fund’s exposure to equities when the model indicates elevated levels of market risk. As a result, from time to time the Fund may be fully invested in ETFs composed entirely of U.S. Treasury securities and high-grade short term fixed income instruments. In certain cases where the model deems the market to be favorable the Fund may invest a portion of assets in ETFs that have increased equity market exposure through leverage. Tamarisk and Penserra Capital Management (“Penserra”) (together, the “Sub-Advisors”) select the securities for the Fund.
Principal Risks
As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. The principal risks affecting shareholders’ investments in the Fund are set forth below.
Equity Securities Risk. The risks that could affect the value of the Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value.
Market Risk. Financial market risks affect the value of individual instruments in which the Fund invests. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money. Factors such as economic growth and market conditions, interest rate levels, and political events affect the markets. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors (for example, a global pandemic such as COVID-19, the large expansion of government deficits and debt, military conflicts, inflation, tariffs, sanctions, and recessions). These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.
Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Sub-Advisors’ success or failure to implement investment strategies for the Fund. While the Sub-Advisors seek securities they believe will outperform the S&P 500 Index, there is no guarantee that the securities will outperform the Index. Investment decisions made by the Sub-Advisors in implementing these investment strategies may not produce the returns expected by the Sub-Advisors, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. The Sub-Advisors may be incorrect in its assessment of the pricing discrepancies or prices may not move in the manner anticipated by the Sub-Advisors.
Large-Capitalization Investing Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

New Fund Risk. The Fund is recently organized with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.
ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, it is exposed to the following risks:
•Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent that (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform such functions, Fund shares may trade at a material discount to NAV, the bid-ask spread could widen, and shares could face trading halts and/or delisting.
•Costs of Buying or Selling Fund Shares. Due to the costs of buying or selling shares, including brokerage commissions imposed by brokers, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.
•Shares May Trade at Prices Other Than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Fund shares will approximate the Fund’s NAV, there may be times when the market price of Fund shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Fund shares or during periods of market volatility. If an investor buys Fund shares when the shares’ market price is at a premium, the investor may pay more than the shares’ underlying value. If an investor sells Fund shares when the shares’ market price is at a discount, the investor may receive less than the shares’ underlying value. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Fund shares in the secondary market, in which case such premiums or discounts may be significant.
•Trading. Although shares are listed for trading on Cboe BZX Exchange, Inc. the (“Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market will be maintained for Fund shares or that Fund shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Fund shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund shares and could lead to differences between the market price of the Fund’s shares and the underlying value of those shares. These conditions could cause the Fund’s shares to trade at a material discount to NAV and the bid-ask spread to widen.
Model and Data Risk. The Sub-Advisors rely on a proprietary model in making investment decisions for the Fund. When the model and/or the data the model relies upon prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential loss.
Leveraged ETF Risk. The Fund may gain exposure to derivatives indirectly through its investment in ETFs that invest in derivatives. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Leveraged ETFs may amplify losses because they are designed to produce returns that are a multiple of the security to which it is linked. Performance of leveraged ETFs are subject to increased volatility and their performance can differ significantly from the performance of the security to which they are linked.
Fixed Income Risk. The Fund’s investments in high quality short term fixed income securities is subject to the risks associated with fixed income investments. Fixed income securities prices overall will decline because of rising interest rates. There is a chance that a bond issuer will fail to pay interest or principal in a timely manner causing the price of that bond to decline.
U.S. Government Securities Risk. U.S. government securities may be adversely impacted by changes in interest rates, and securities issued or guaranteed by U.S. government agencies or U.S. government sponsored entities may not be backed by the full faith and credit of the U.S. government. U.S. government securities may be adversely affected by a default by, or decline in, the credit quality of the U.S. government. U.S. Treasury securities, including Treasury bills, Treasury notes, Treasury bonds, Treasury inflation-protected securities, and floating rate notes are backed by the full faith and credit of the U.S. government.

Performance Information
The Fund is new and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Updated performance information is available on the Fund’s website, www.tamariskcapital.com.
Management of the Fund
Investment Advisor.
Sound Capital Solutions LLC (“Sound Capital”) serves as the investment advisor to the Fund.
Investment Sub-Advisors.
Tamarisk Capital Management LLC and Penserra Capital Management serve as sub-advisors to the Fund.
Portfolio Managers
Vincent Randazzo and Ryan Gorman serve as the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund and have acted in this capacity for the Fund since its inception in April 2026.
Purchase and Sale of Fund Shares
Shares of the Fund are listed on the Exchange, and individual shares may only be bought and sold in the secondary market through brokers or dealers at market price, rather than NAV. Because shares trade at market price rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Fund shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.www.tamariskcapital.com.
Tax Information
The distributions made by the Fund are taxable, and will be taxed as ordinary income, qualified dividend income, or capital gains (or a combination), unless you invest through an individual retirement account (“IRA”) or other tax-advantaged account. Subsequent withdrawals from such a tax-advantaged account, however, may be subject to federal income tax. You should consult your tax advisor about your specific tax situation.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Advisor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.